Exhibit 99.1

Quantum Successfully Completes Debt Refinancing

New Senior Secured Term Loan Reduces Annual Interest Cash Payments by $4 Million and Provides Significant Covenant and Operating Flexibility

SAN JOSE, Calif., August 5, 2021 -- Quantum Corporation (NASDAQ: QMCO) announced today it has completed the refinancing of its senior secured term loan. Following a competitive proposal process, the Company remained with affiliates of the existing lenders and replaced the existing term loan facility with a new $100 million senior secured term loan that matures in 2026. The new facility bears an interest rate equal to LIBOR plus 600 basis points. Annual interest expense will be $7 million lower with the new debt as the amortization for debt costs is significantly lower than the previous term debt loan. The refinancing transaction will also allow for significant improvement in the former highly restrictive financial covenants and other operating restrictions.

Jamie Lerner, Chairman and CEO, Quantum, said, “We are extremely pleased to complete our refinancing, which represents the final step in our debt restructuring, and replaces our prior high interest debt. This transaction enhances our financial flexibility and significantly reduces our annual debt service. Further, this refinancing demonstrates Quantum’s commitment to operating with strong financial management, while continuing to solve customer’s unstructured data storage challenges.”

Additional information regarding the refinancing is included in a Form 8-K filed today with the U.S. Securities and Exchange Commission.

About Quantum
Quantum technology and services help customers capture, create and share digital content – and preserve and protect it for decades. With solutions built for every stage of the data lifecycle, Quantum's platforms provide the fastest performance for high-resolution video, images, and industrial IoT. That's why the world's leading entertainment companies, sports franchises, researchers, government agencies, enterprises, and cloud providers are making the world happier, safer, and smarter on Quantum. Quantum is listed on Nasdaq (QMCO) and was added to the Russell 2000® Index in 2020. For more information visit www.quantum.com .

Quantum and the Quantum logo are registered trademarks of Quantum Corporation and its affiliates in the United States and/or other countries. All other trademarks are the property of their respective owners.

Forward-Looking Information

The information provided in this press release may include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (“Exchange Act”). These forward-looking statements are largely based on our current expectations and projections about future events and financial trends affecting our business. Such forward-looking statements include, in particular, statements related to the expected reduction in our annual interest expense and reduction in borrowing costs in the future.

These forward-looking statements may be identified by the use of terms and phrases such as “anticipates”, “believes”, “can”, “could”, “estimates”, “expects”, “forecasts”, “intends”, “may”, “plans”, “projects”, “targets”, “will”, and similar expressions or variations of these terms and similar phrases. Additionally, statements concerning future matters and other statements regarding matters that are not

Exhibit 99.1
historical are forward-looking statements. Investors are cautioned that these forward-looking statements relate to future events or our future performance and are subject to business, economic, and other risks and uncertainties, both known and unknown, that may cause actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by any forward-looking statements.

These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected, including without limitation, the following: risks related to the ongoing servicing of our outstanding debt facility, ongoing compliance with financial covenants in our debt facility, the risk that we may be required to incur additional debt in the future to execute our business plans, which may increase our debt costs; and other risks that are described herein, including but not limited to the items discussed in “Risk Factors” in our filings with the Securities and Exchange Commission, including our Form 10-K filed with the Securities and Exchange Committee on May 26, 2021. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law or regulation.

Investor Relations Contact:
Shelton Group
Leanne K. Sievers | Jeffrey Schreiner
P: 949-224-3874 | 512-243-8976
E: sheltonir@sheltongroup.com